EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Howard W. Robin, Chief Executive Officer of Sirna Therapeutics (the “Company”), and I, Marvin Tancer, Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 14th day of August, 2003.

/s/ HOWARD W. ROBIN

Howard W. Robin President and Chief Executive Officer

/s/ MARVIN TANCER

Marvin Tancer Vice President of Operations and Chief Financial Officer